UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Classification of the Board through Subtitle 8 Opt-out.  On April 9, 2015, Board of Trustees (the “Board”) of Chatham Lodging Trust, a Maryland real estate investment trust (the “Company”), elected by resolution of its Board, notwithstanding any provision in its Declaration of Trust or Bylaws to the contrary, to opt out of the provisions of Section 3-803 of the Maryland General Corporation Law (the “MGCL”), which permits the board of trustees of a Maryland real estate investment trust to divide its trustees into classes. The Board had previously opted in to Section 3-803 of the MGCL in November 2013 and classified the Board into three classes serving staggered three year terms. As a result of opting out of Section 3-803 of the MGCL, the Company’s Class I trustees who were elected for three-year terms at the 2014 annual meeting of shareholders will continue to serve for their current terms until the Company’s annual meeting of shareholders in 2017. The Company’s Class II trustees will continue to serve for their current terms until the Company’s annual meeting of shareholders in 2015 and the Company’s Class III trustees will continue to serve for their current terms until the annual meeting of shareholders in 2016 and, in each case, until their successors are elected and qualify. At the 2017 annual meeting of shareholders, all trustees shall be elected for a one-year term. The Company filed articles supplementary effecting the Company’s election to opt out of Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland on April 9, 2015 (the “Articles Supplementary”).

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, which is attached hereto as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01     Other Events.
On April 13, 2015, the Company issued a press release announcing that the Board filed the Articles Supplementary, adopted a Clawback Policy, adopted an Anti-Pledging and Anti-Hedging Policy and made certain revisions to its Corporate Governance Guidelines.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles Supplementary relating to Chatham Lodging Trust’s election to opt out of the provisions of Section 3-803 of the MGCL.

99.1	Press release dated April 13, 2015

*  The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

April 13, 2015	By:	/s/ Dennis M. Craven

Name: Dennis M. Craven
Title: Executive Vice President and Chief Financial Officer